Employee Benefit Plans (Details) - USD ($)	3 Months Ended
	Mar. 31, 2016	Mar. 31, 2015
Components Of Net Periodic Benefit Cost [Abstract]
Service cost	$ 6,825,000	$ 6,372,000
Interest cost	7,329,000	6,943,000
Expected return on plan assets	(3,872,000)	(4,098,000)
Amortization of unrealized losses	7,907,000	9,229,000
Defined Benefit Plan Recognized Net Gain Loss Due To Settlements	(30,000)	0
Net periodic benefit costs	$ 18,159,000	$ 18,446,000